SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2003

CONTINUCARE CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-12115	59-2716023

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CONTINUCARE CORPORATION
80 S.W. 8th Street
Suite 2350
Miami, Florida 33130

(Address of principal executive office)

Registrant’s telephone number, including area code	(305) 350-7515

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated November 13, 2003

Item 12. Results of Operation and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release that Continucare Corporation (the “Company”) issued on November 13, 2003 reporting its earnings for the fiscal first quarter ended September 30, 2003.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION

Date: November 13, 2003	By: /s/ Roberto L. Palenzuela

Roberto L. Palenzuela, Esquire General Counsel & Secretary

Index to Exhibits

Exhibit No	Exhibit Title

99.1	Press Release dated November 13, 2003